Taxation	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Taxation
Taxation

Income taxes consist of the following:

	Year ended December 31,
(In millions of U.S. dollars)	2015	2014	2013
Current tax expense:
Bermuda	—	—	—
Foreign	19.5	8.2	(0.5)
Deferred tax expense:
Bermuda	—	—	—
Foreign	15.5	12.3	20.3
Amortization of tax effect on internal sale of assets	9.1	9.1	9.1
Total provision	44.1	29.6	28.9

Effective tax rate	-127.8%	-10.2%	10.9%

The effective tax rate for the year months ended December 31, 2015 and 2014 was -127.8% and -10.2% respectively. This means that we continue to pay tax on local operations but reported an overall a loss before tax inclusive of discrete items.  The negative rate reflects no tax relief on the impairments or the derivative loss. This is due to these items largely falling within the zero tax rate Bermuda companies. In addition, the increase in the tax expense in 2015 in comparison to 2014 is mainly due to deferred tax liability recorded on unremitted earnings.
The Company may be taxable in more than one jurisdiction based on its drilling rig operations. A loss in one jurisdiction may not be offset against taxable income in another jurisdiction. Thus, the Company may pay tax within some jurisdictions even though it might have an overall loss at the consolidated level.

The income taxes for the years ended December 31, 2015 and 2014 differed from the amount computed by applying the statutory income tax rate of 0% due to operations in foreign jurisdictions with different applicable tax rates as compared to Bermuda.

	Year ended December 31,
(In millions of U.S. dollars)	2015	2014	2013
Income taxes at statutory rate	—	—	—
Effect of amortization of tax on internal sale of assets	9.1	9.1	9.1
Effect of unremitted earnings of subsidiaries	21.4	—	—
Effect of taxable income in various countries	13.6	20.5	19.8
Total	44.1	29.6	28.9

Deferred Income Taxes
Deferred income taxes reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. The net deferred tax assets (liabilities) consist of the following:

Deferred Tax Assets:

(In millions of U.S. dollars)	December 31, 2015	December 31, 2014
Pension	5.4	21.7
Contracts and long term maintenance	—	3.6
Loss carry forward	2.5	6.5
Gross deferred tax asset	7.9	31.8
Valuation allowance related to net operating losses carried forward	(0.4)	—
Net deferred tax asset	7.5	31.8

Deferred Tax Liability:

(In millions of U.S. dollars)	December 31, 2015	December 31, 2014
Long term maintenance	36.3	50.7
Unremitted Earnings of Subsidiaries	21.4	—
Tax depreciation	—	0.3
Pensions	—	3.2
Gross deferred tax liability	57.7	54.2

Net deferred tax liability	(50.2)	(22.4)

Net deferred taxes are classified as follows:

(In millions of U.S. dollars)	December 31, 2015	December 31, 2014
Short-term deferred tax asset	—	—
Long-term deferred tax asset	7.5	31.8
Short-term deferred tax liability	—	—
Long-term deferred tax liability	(57.7)	(54.2)
Net deferred tax liability	(50.2)	(22.4)

As of December 31, 2015, deferred tax assets related to net operating loss ("NOL") carryforwards were $2.5 million, which can be used to offset future taxable income. NOL carryforwards were generated in UK and will not expire. As at December 31, 2015, the valuation allowance of $0.4 million on the NOL carryforwards results where we do not expect to generate future taxable income (2014: nil, 2013: nil).

The Company has reviewed its assertion of indefinite reinvestment of unremitted earnings of subsidiaries and determined that, due to the cash needs of the Company caused by the recent industry trend in the market, the Company no longer considers such earnings to be indefinitely reinvested. The Company has recognized a deferred tax liability of $21.4 million in 2015.

In November 2015, the FASB issued ASU 2015-17, Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes, to simplify the presentation of deferred income taxes in a classified statement of financial position. The update requires that deferred tax liabilities and assets be classified as non-current in a classified statement of financial position as opposed to the current requirement to separate these into current and non-current amounts. As permitted by ASU 2015-17, the Company early-adopted this standard effective December 31, 2015 and applied it retrospectively to all periods presented. As a result the Company has presented all deferred tax liabilities and assets, as well as any related valuation allowance, as non-current for all periods presented in this annual report. The adoption of this guidance did not have a material impact on Company's consolidated financial statements and related disclosures.

North Atlantic is headquartered in Bermuda where we have been granted a tax exemption until 2035. Other jurisdictions in which the Company operates are taxable based on rig operations. A loss in one jurisdiction may not be offset against taxable income in another jurisdiction. Thus, the Company may pay tax within some jurisdictions even though it may have an overall loss at the consolidated level. The following table summarizes the earliest tax years that remain subject to examination by the major taxable jurisdictions in which the Company operates:

Jurisdiction	Earliest Open Year
United Kingdom	2011
Norway	2013
Faroe Islands *	2014
Russia	2014

* North Atlantic operated the West Hercules drilling unit while the unit was on a contract in the Faroe Islands, the contracting party for the period of operations in the Faroe Islands was Seadrill Offshore AS.